Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TelePlus World, Corp, (the “Company”) on Form 10-QSB/A for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cris M. Neely , Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and to the best of my knowledge and belief, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (16 U.S.C. 78m or 78o(d); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: September 19, 2007	By:	/s/
Cris M. Neely Chief Financial Officer